  Security Large Cap Value Fund
  Security Equity Fund®
  Security Alpha Opportunity Fund®
  Security Global Fund
  Security Mid Cap Value Fund
  Security Small Cap Growth Fund
  Security Enhanced Index Fund
  Security Select 25 Fund
  Security Large Cap Growth Fund
  Security Mid Cap Growth Fund

One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated May 10, 2005,
To Prospectus Dated February 1, 2005

At a meeting held on April 15, 2005, the Board of Directors of Security Large Cap Value Fund (the "Fund"), upon the recommendation of Fund management, approved the termination of the investment sub-advisory agreement between the Fund's investment adviser, Security Management Company, LLC (the "Investment Manager"), and the Fund's current investment sub-adviser, The Dreyfus Corporation, effective on or about the close of business on June 30, 2005. Accordingly, after the termination of the sub-advisory agreement, the Investment Manager will assume responsibility for the daily investment management of the Fund's assets. The Board also approved, effective upon termination of the sub-advisory agreement and the Investment Manager's assumption of portfolio management responsibilities with respect to the Fund: (a) a reduction of the investment advisory fee payable to the Investment Manager from 0.75% to 0.65% of the Fund's average daily net assets on an annual basis, (b) changes to the Fund's principal investment strategies; and (c) replacement of the Fund's current benchmark, the S&P Barra Value Index, with the Russell 1000 Value Index.

In addition to the changes to Security Large Cap Value Fund, this supplement also reflects a change under the caption, "Buying Shares," which applies to all of the Funds. These changes, and related information, are described in more detail below.

Please Note - The following disclosure will be effective upon termination of the sub-advisory agreement with respect to the Fund and implementation of the changes summarized above, which is expected to occur on or about July 1, 2005.

  The following information supplements, amends and replaces the disclosure under the caption, "Fund Investment Objectives and Strategies - Security Large Cap Value Fund."

  The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-capitalization companies (those whose total market value is $10 billion or greater at the time of purchase). The Fund's investments may include common stocks, preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

  In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time.

  The Fund may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the Fund's portfolio, to maintain exposure to the equity markets, or to increase returns.

  The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.

  The Fund typically sells a security when it is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

  Under adverse or unstable market conditions, the Fund may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. While the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund of any upswing in the market.

  The Fund's benchmark is changed to the Russell 1000 Value Index effective July 1, 2005.
  Under the caption, "Principal Risks," the risk chart is supplemented and amended to reflect deletion of "Active Trading" as a principal risk of the Fund and inclusion of "Investment in Investment Companies" and "Overweighting" as principal risks of the Fund.

  Please note that the disclosure under the caption, "Past Performance - Security Large Cap Value Fund - Class A", will be changed in future prospectuses to note that the Investment Manager resumed providing advisory services to the Fund effective on or about July 1, 2005, and to reflect the replacement of the S&P Barra Value Index by the Russell 1000 Value Index as the primary benchmark for purposes of comparing the Fund's investment performance against a broad-based securities market index. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The benchmark index for the Fund has changed from the S&P BARRA Value Index to the Russell 1000 Value Index in order to better represent the principal investment strategies to be used by the Investment Manager in managing the Fund. For the indicated periods ended December 31, 2004, the average annual total returns of the Russell 1000 Value Index were:

	1 Year	5 Years	10 Years
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	16.49%	5.27%	13.83%

  The following information supplements, amends and replaces the disclosure under the caption, "Fees and Expenses of the Funds - Annual Fund Operating Expenses" as it relates to the Fund:

Large Cap Value Fund	Class A	Class B	Class C
Management fee[3]	0.65%	0.65%	0.65%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.52%	0.52%	0.53%
Total annual fund operating expenses[3]	1.42%	2.17%	2.18%
-------------------------------------- 3 Restated to reflect reduced management fees to be effective on or about July 1, 2005.

  The following information supplements, amends and replaces the disclosure under the caption, "Fees and Expenses of the Funds - Example" as it relates to the Fund:

  You would pay the following expenses if you redeemed your shares at the end of each period.

Large Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Class A	$711	$998	$1,307	$2,179
Class B	$720	$979	$1,364	$2,313
Class C	$321	$682	$1,169	$2,513

  You would pay the following expenses if you did not redeem your shares.

Large Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Class A	$711	$998	$1,307	$2,179
Class B	$220	$679	$1,164	$2,313
Class C	$221	$682	$1,169	$2,513
  Effective on or about July 1, 2005, Mark Mitchell and James P. Schier will serve as co-portfolio managers of the Fund. Relevant information about Messrs. Mitchell and Schier is set forth under the caption, "Investment Manager - Portfolio Managers."

  Under the caption, "Sub-Advisers," the second complete paragraph regarding the Investment Manager's retention of The Dreyfus Corporation as sub-adviser to the Fund and the paragraph under the caption, "Portfolio Managers," providing information regarding Brian C. Ferguson, are deleted.

Please Note - The following disclosure is effective immediately and applies to all of the Funds.

  The following new section, "Buying Shares - Revenue Sharing Payments," is added under the caption, "Buying Shares":

  The Distributor or its affiliates may, out of their own resources and at no additional costs to the Funds or shareholders, pay brokers and other financial intermediaries for providing services to the Funds or to shareholders. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the Statement of Additional Information. Shareholders also may obtain more information about these arrangements, including associated conflicts of interest, from their intermediary, and should so inquire if they would like more detailed information. Shareholders also may inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

*   *   *   *   *

Investors should retain this Supplement for future reference.